UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2017

12 RETECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-201319	38-3954047
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Unit B, 22/F, Times Tower

391-407 Jaffe Road

Wan Chai, Hong Kong

Tel: 852-6072-0269

(Address of principal executive offices, including Zip Code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

(See Item 8.01 below incorporated herein by reference)

Item 8.01 Other Events

On October 16, 2017 the Company released its Company Profile to be used to familiarize shareholders, prospective shareholders, vendors, customers and other interested parties in the Company and its prospects. The information contained in the Company Profile is information that has been previously disclosed by the Company in its public filings and press releases. Interested Parties are cautioned and encouraged to utilize this Company Profile as a starting point to familiarize them with the general prospects of the Company but before making any decision or investment they are encouraged to read the Company’s filings and Press Releases.

(d) Exhibits.

Exhibit No.	Description

(11) Company Information	COMPANY PROFILE Issued by Registrant on October 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2017

12 Retech Corporation

/s/ Angelo Ponzetta

By: Angelo Ponzetta

Its: Chief Executive Officer